UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 570-342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2008, Daniel J. Santaniello returned to employment with the registrant after a brief absence.  The Board of Directors of Fidelity D & D Bancorp, Inc. appointed Mr. Santaniello as Vice President and Chief Operating Officer.  This is the position previously held by Mr. Santaniello.

Mr. Santaniello was also appointed as Executive Vice President and Chief Operating Officer of its wholly-owned subsidiary, The Fidelity Deposit and Discount Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: February 11, 2008	BY:	/s/ Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer & Chief Financial Officer